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                                                             EXHIBIT 10.4
                                 EXHIBIT C

                  REPRESENTATION AGREEMENT CONCERNING THE
                 REGISTRATION STATEMENT AND THE PROSPECTUS

     AGREEMENT dated as of the ___ day of _________, 1998, by and among World Monitor Trust - Series C (the "Trust"), a business trust organized under Chapter 38 of Title 12 of the Delaware Code (the "Delaware Act"), Prudential Securities Incorporated, a Delaware corporation ("Prudential Securities"), Prudential Securities Futures Management Inc., a Delaware corporation (the "Managing Owner"), Wilmington Trust Company, a Delaware corporation (the "Trustee") and HYMAN BECK & COMPANY, INC., a Delaware corporation (the "Advisor").

                           W I T N E S S E T H :

     WHEREAS, the Trust proposes to make an initial public offering (the "Offering") of limited liability interests in the Trust (the "Interests") issuable in multiple series (the "Series"), each separately managed by a different professional commodity trading advisor through Prudential Securities Incorporated ("Prudential Securities"), an affiliate of the Managing Owner and in connection therewith, the Trust intends to file with the United States Securities and Exchange Commission (the "SEC"), pursuant to the United States Securities Act of 1933, as amended (the "1933 Act"), a registration statement on Form S-1 to register the Interests in Series C, and as a part thereof a prospectus (which registration statement, together with all amendments thereto, shall be referred to herein as the "Registration Statement" and which prospectus in final form, together with all amendments and supplements thereto, shall be referred to herein as the "Prospectus"); and


     WHEREAS, the Trust and the Managing Owner entered into an agreement with the Advisor, dated as of ________________, 1998 (the "Advisory Agreement"), pursuant to which the Advisor has agreed to act as a commodity trading advisor to the Trust with respect to the portion of the Trust Estate represented by Series C Interests; and

     WHEREAS, the parties hereto wish to set forth their duties and obligations to each other with respect to the Registration Statement as of its effective date and the Prospectus as of the date(s) on which subscribers' funds are transferred to the portion of the Trust Estate represented by Series C Interests ("Closing dates(s)").

     NOW, THEREFORE, the parties agree as follows:

     1. Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to Prudential Securities, the Trust, the Trustee and the Managing Owner that:
          a. All references in the Registration Statement as of its effective date and the Prospectus as of the Closing Date to (i) the Advisor and its affiliates and the controlling persons, shareholders, directors, officers and employees of any of the foregoing, (ii) the Advisor's Trading Approach (as defined in the Advisory Agreement) and (iii) the actual past performance of discretionary accounts directed by the Advisor or any principal thereof, including the notes to the tables reflecting such actual past performance (hereinafter referred to as the Advisor's "Past Performance History") are complete and accurate in all material respects, and as to such persons, the Advisor's Trading Approach and the Advisor's Past Performance History, the Registration Statement as of its effective date and Prospectus as of each Closing Date

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     contain all information required to be included
     therein by the Commodity Exchange Act, as amended (the "CE Act"), and the regulations (including interpretations thereof) thereunder, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading. The Advisor also represents and warrants as to the accuracy and completeness in all material respects of the underlying data made available by the Advisor to the Trust and the Managing Owner for purposes of preparing the Pro Forma Performance tables, it being understood that no representation or warranty is being made with respect to the Pro Forma Performance tables or notes thereto. The term "principal" in this Agreement shall have the same meaning as that term in Commodity Futures Trading Commission (the "CFTC") Regulation S 4.10(e) under the CE Act.

          b.   The Advisor will not distribute the
     Registration Statement, the Prospectus and/or the selling materials related thereto.

          c. This Agreement and the Advisory Agreement have been duly and validly authorized, executed and delivered on behalf of the Advisor and each is a valid and binding agreement enforceable in accordance with its terms. The performance of the Advisor's obligations under this Agreement and the consummation of the transactions set forth in this Agreement, in the Advisory Agreement and in the Registration Statement as of its effective date and Prospectus as of the Closing Date are not contrary to the provisions of the Advisor's formation documents, or to the best of its knowledge, any applicable statute, law or regulation of any jurisdiction, and will

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     not result in any violation,
     breach or default under any term or provision of any undertaking, contract, agreement or order to which the Advisor is a party or by which the Advisor is bound.

          d.   The Advisor has all governmental and
     regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under the Advisory Agreement and this Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date including, without limitation, registration as a commodity trading advisor under the CE Act and membership as a commodity trading advisor with the National Futures Association (the "NFA") and it will maintain and renew any required licenses, registrations, approvals or memberships during the term of the Advisory Agreement.

          e. On the date hereof the Advisor is, and at all times during the term of this Agreement will be, a corporation duly formed and validly existing and in good standing under the laws of its jurisdiction of incorporation and in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualifications and the failure to be so qualified would materially adversely affect the Advisor's ability to perform its obligations hereunder or under the Advisory Agreement. The Advisor has full capacity and authority to conduct its business and to perform its obligations under this Agreement, and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

          f.   Subject to adequate assurances of
     confidentiality, the Advisor has supplied to or made available for review by the Managing Owner and Prudential

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     Securities (and if requested by the Managing
     Owner and Prudential Securities to its designated auditor) all documents, statements, agreements and workpapers requested by them relating to all accounts covered by the Advisor's Past Performance History in the Registration Statement as of its effective date and the Prospectus as of the Closing Date which are in the Advisor's possession or to which it has access.

          g.   Without limiting the generality of paragraph
     a. of this Section 1, neither the Advisor nor any of its principals has managed, controlled or directed, on an overall discretionary basis, the trading for any commodity account which is required by CFTC regulations and the rules and regulations under the 1933 Act to be disclosed in the Registration Statement as of its effective date and the Prospectus as of the Closing Date which is not set forth in the Registration Statement as of its effective date and Prospectus as of the Closing Date as required.

          h. The Advisor does not provide any services to any persons or conduct any business involving advice with respect to investments other than Commodities (as defined in the Advisory Agreement), except as has been disclosed in writing to the Managing Owner. The
     Advisor is not required to be registered as an investment adviser under the United States Investment
     Advisers Act of 1940, as amended (the "Advisers Act"), but voluntarily may so register in the future.

          i. As of the date hereof, there has been no material adverse change in the Advisor's Past
     Performance History as set forth in the Registration
     Statement or in the Prospectus under the caption "Past
     Performance Information -- The Series" which has not been communicated in writing to and received by the Managing Owner and Prudential Securities or their counsel.

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          j.   Except for subsequent performance, as to which
     no representation is made, since the date of the Advisory Agreement, (i) there has not been any material adverse change in the condition, financial or otherwise, of the Advisor or in the earnings, affairs or business prospects of the Advisor, whether or not arising in the ordinary course of business, and (ii) there have not been any material transactions entered into by the Advisor other than those in the ordinary course of its business.

          k.   Except as disclosed in the Registration
     Statement and in the Prospectus, there is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Advisor or its principals is a party, or to which any of the assets of the Advisor is subject which reasonably might be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Advisor or reasonably might be expected to materially adversely affect any of the material assets of the Advisor or which reasonably might be expected to (A) impair materially the Advisor's ability to discharge its obligations to the Trust, or (B) result in a matter which would require disclosure in the Registration Statement and/or Prospectus; and the Advisor has not received any notice of an investigation by (i) the NFA regarding non-compliance with its rules or the CE Act,
     (ii) the CFTC regarding non-compliance with the CE Act, or the rules and regulations thereunder, or (iii) any exchange regarding non-compliance with its rules of such exchange which investigation reasonably might be expected to materially impair its ability to discharge its obligations under this Agreement or the Advisory Agreement.

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     2.   Covenants of the Advisor.  If, at any time during
the term of the Advisory Agreement, the Advisor discovers any fact or omission, or any event or change of circumstances has occurred which would make the Advisor's representations and warranties in Section 1 inaccurate or incomplete in any material respect, or which might render the Registration Statement or Prospectus, with respect to
(i) the Advisor or its principals, (ii) the Advisor's Trading Approach, or (iii) the Advisor's Past Performance History, untrue or misleading in any material respect, the Advisor will provide prompt written notification to the Trust, the Managing Owner and Prudential Securities of any such fact, omission, event or change of circumstance, and the facts related thereto, and it is agreed that the failure to provide such notification or the failure to continue to be in compliance with the foregoing representations and warranties during the term of the Advisory Agreement within a reasonable time following such notification shall be cause for the Trust and the Managing Owner to terminate the Advisory Agreement with the Advisor on prior written notice to the Advisor. The Advisor also agrees that, during the term of the Advisory Agreement, from and after the Effective Date of the Registration Statement and for so long as Interests in the Trust are being offered, whether during the Initial Offering Period or during any Subsequent Offering Period (as those terms are defined in the Prospectus), it will provide Prudential Securities, the Trust and the Managing Owner with updated month-end information relating to the Advisor's Past Performance History, as required to be disclosed in the performance tables relating to the performance of the Advisor in the Prospectus under the caption "Past Performance Information - Series C " beyond the periods disclosed therein. The Advisor shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

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     3.   Modification of Registration Statement or
Prospectus. If any event or circumstance occurs as a result of which it becomes necessary, in the judgment of the Managing Owner and Prudential Securities, to amend the Registration Statement in order to make the Registration Statement not materially misleading or to amend or to supplement the Prospectus in order to make the Prospectus not materially misleading in light of the circumstances existing at the time it is delivered to a subscriber, or if it is otherwise necessary in order to permit the Trust to continue to offer its Interests subsequent to the Initial Offering Period subject to the limitations set forth in the Advisory Agreement, the Advisor will furnish such information with respect to itself and its principals, as well as its Trading Approach and Past Performance History as the Managing Owner or Prudential Securities may reasonably request, and will cooperate to the extent reasonably necessary in the preparation of any required amendments or supplements to the Registration Statement and/or the Prospectus.

     4. Advisor's Closing Obligations. On or prior to the Closing Date with respect to the initial offering of Series C Interests (the "Initial Closing Date"), and thereafter, only if requested, on or prior to each closing date during the continuous offering of Series C Interests (each a "Subsequent Closing Date"), the Advisor shall deliver or cause to be delivered, at the expense of the Advisor, to Prudential Securities, the Trust and the Managing Owner, the reports, certificates, documents and opinions described below addressed to them and, except as may be set forth below, dated the Initial Closing Date or the Subsequent Closing Date, as appropriate (provided that the Advisor shall not be obligated to provide an opinion of its counsel more frequently than once per annum absent good cause shown). Unless the context otherwise requires, the Initial Closing Date and each Subsequent Closing Date shall each be

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referred to as a "Closing Date",

          a. A report from the Advisor which shall present, for the period from the date after the last day covered by the Advisor's Past Performance History as set forth under "Past Performance Information - Series C " in the Prospectus to the latest practicable month-end before the Closing Date, figures which shall show the actual past performance of the Advisor (or, if such actual past performance information is unavailable, then the estimated past performance) for such period, and which shall certify that, to the best of its knowledge, such figures are complete and accurate in all material respects.

          b. A certificate of the Advisor in the form proposed prior to the Closing Date by counsel to Prudential Securities, the Trust and the Managing Owner, with such changes in such form as are proposed by the Advisor or its counsel and are acceptable to Prudential Securities, the Trust and the Managing Owner and their counsel so as to make such form mutually acceptable to Prudential Securities, the Trust, the Managing Owner, the Advisor, and their respective counsel, to the effect that:

               (i) The representations and warranties of the Advisor in Section 1 above are true and correct in all material respects on the date of the certificate as though made on such date.

               (ii) Nothing has come to the Advisor's
          attention which would cause the Advisor to believe that, at any time from the time the Registration Statement initially became effective to the Closing Date, the Registration Statement, as amended from time to time, or the Prospectus, as amended or supplemented from time to time, with respect to the Advisor, or the affiliates,

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          controlling persons, shareholders, directors, officers
          or employees of any of the foregoing, or with respect to the Advisor's Trading Approach or Past Performance
          History, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading.

               (iii) The Advisor has performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

          c. A certificate of the Advisor (together with such supporting documents as are set forth in the certificate), in the form proposed prior to the Closing Date by counsel to Prudential Securities, the Trust and the Managing Owner, with such changes in such form as are proposed by the Advisor or its counsel and are acceptable to Prudential Securities, the Trust and the Managing Owner and their counsel so as to make such form mutually acceptable to Prudential Securities, the Trust, the Managing Owner, the Advisor, and their respective counsel, with respect to, (i) the continued effectiveness of the organizational documents of the Advisor, (ii) the continued effectiveness of the Advisor's registration as a commodity trading advisor under the CE Act and membership as a commodity trading advisor with the NFA and (iii) the incumbency and genuine signature of the President and Secretary of the Advisor.

          d. A certificate from the state of formation of the Advisor, to be dated at, on or around the Closing
     Date, as to its formation and good standing.

          e. An opinion of counsel, in form and substance satisfactory to the Trust, the Managing Owner and Prudential Securities and their counsel, dated the Closing

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     Date, to the following effect:

               (i) The Advisor is a duly formed and validly existing corporation in good standing under the laws of the state of its formation and, if different, the state where it conducts its primary business activity. The Advisor has full corporate power and authority under its Certificate of Incorporation to perform its obligations under the Advisory Agreement and this Agreement, and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

               (ii) Each of the Advisory Agreement and
          this Agreement have been duly and validly authorized, executed and delivered on behalf of the Advisor, and assuming the due execution and delivery of each such Agreement by the Trust and the Managing Owner, each such agreement constitutes the legal, valid and binding obligations of the Advisor, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting creditors rights generally, or by applicable principles of equity, whether in an action at law or in equity, and except that the enforceability of the indemnification provisions may be limited under applicable federal or state securities, commodities and other laws or by public policy; and the execution and delivery of such agreements and the incurrence of the obligations thereunder and the consummation of the transactions set forth in such agreements and in the Prospectus will not violate or result in a breach of the

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          Advisor's formation documents, and, to the best of
          such counsel's knowledge, after due inquiry, will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order to which the Advisor is a party or by which the Advisor is bound.

               (iii) Subject to subparagraph (iv) of this
          Section 4e, to the best of such counsel's knowledge, after due inquiry, the Advisor has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary in order to perform its obligations under the Advisory Agreement and this Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date (including, without limitation, registration as a commodity trading advisor under the CE Act and membership as a commodity trading advisor with the NFA) and such licenses, registrations and approvals have not, to the best of such counsel's knowledge, after due inquiry, been rescinded, revoked or otherwise removed.

               (iv) Assuming that the Trust is operated as described in the Prospectus, the Advisor is not required to be licensed or registered as an investment adviser under the Advisers Act (even if it voluntarily is so registered), or to such counsel's knowledge, without independent investigation, as an investment adviser or commodity trading advisor under the Blue Sky securities laws of any state of the United States, in order to perform its obligations under the Advisory Agreement or this Agreement, or to act as described in the Registration Statement as of its effective date and the

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          Prospectus as of the Closing Date. The foregoing opinion
          may be qualified by the fact that such counsel is not admitted to practice law in all jurisdictions, and that in rendering its opinion such counsel has relied solely upon an examination of the Blue Sky securities laws and related rules and regulations, if any, promulgated thereunder, of the various jurisdictions as reported in customarily relied upon standard compilations.

               (v)  To such counsel's knowledge without
          independent investigation, except as described in the Prospectus, or in a schedule delivered by counsel to Prudential Securities and the Managing Owner prior to the date hereof, there is no pending, or threatened, suit or proceeding, known to such counsel, before or by any court, governmental or regulatory body or arbitration panel to which the Advisor or any of the assets of the Advisor or any of its principals is subject and which reasonably might be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Advisor or any of its principals or reasonably might be expected materially adversely to affect any of the assets of the Advisor or any of its principals or which reasonably might be expected to (A) impair materially the Advisor's ability to discharge its obligations to the Trust or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus; and, to the best of such counsel's knowledge, neither the Advisor nor any of its principals has received any notice of an investigation by (i) the NFA regarding non-compliance with its rules or the CE Act, (ii) the CFTC regarding non-compliance with the CE Act or
          (iii) any exchange, regarding non-compliance

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          with its rules, which investigation reasonably might be
          expected to (A) impair materially the Advisor's ability to discharge its obligations to the Trust or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus.

               (vi) With respect to the Advisor and the affiliates, controlling persons, shareholders, directors, officers and employees of any of the foregoing, and with respect to the Advisor's Trading Approach, nothing has come to the attention of such counsel that leads such counsel to believe that the Registration Statement (at the time it initially became effective and at the time any post-effective amendment thereto became effective) or the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or which is necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading, except that such counsel is not required to express any opinion or belief as to the financial statements or other financial or statistical data, past performance tables and notes thereto or other past performance information contained in the Registration Statement or the Prospectus.

     In rendering the foregoing opinions, such counsel may rely, as to matters of law of states other than that in which they are licensed to practice law, upon the opinions of other counsel, in each case satisfactory in form and substance to counsel to the Managing Owner and Prudential
Securities, and such counsel shall state that they believe the Managing Owner and Prudential Securities may rely on them.

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     5.   Advisor Acknowledgements.  The Advisor acknowledges
that: (i) it may be a condition to each closing under the Underwriting Agreement that Prudential Securities shall have received, at no cost to the Advisor, letter(s) from certified public accountants or other reputable professionals selected by Prudential Securities with respect to the Past Performance History of the Advisor as set forth in the Underwriting Agreement, (ii) the Trust may at any time withdraw the Registration Statement from the SEC or otherwise terminate the Registration Statement or the offering of Interests, and upon any such withdrawal or termination or if the "minimum" number of Interests, as described in the Prospectus, is not sold, this Agreement shall terminate and none of the parties hereto shall have any obligation to any other party pursuant to this Agreement, except pursuant to Section 10 of this Agreement to the extent that such section is applicable.

     6. Representations and Warranties of the Trust and the Managing Owner. The Managing Owner hereby represents and warrants (on its own behalf and on behalf of the Trust, as applicable) to the Advisor that:

          a. On the date hereof the Trust is, and at all times during the term of this Agreement and the Advisory Agreement will be, a duly formed and validly existing business trust in good standing under the laws of the State of Delaware, and at all times during the term of this Agreement and the Advisory Agreement will be in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualifications and the failure to be so qualified materially adversely would affect its ability to perform its obligations under this Agreement and the Advisory Agreement and to operate as described in the Prospectus,

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     and the Managing Owner is, and at all times during the term of this Agreement and the Advisory Agreement will be, a duly formed and validly existing corporation in good standing under the laws of the State of Delaware, and is, and at all times during the term of this Agreement and the Advisory
     Agreement will be, in good standing and qualified to do business as a foreign corporation in the State of New
     York and each other jurisdiction in which the nature or conduct of its business requires such qualifications and the failure to be so qualified materially adversely would affect its ability to act as Managing Owner of the Trust and perform its obligations hereunder and under the Advisory Agreement, and each has full capacity and authority to conduct its business and to perform its obligations under this Agreement and the Advisory Agreement, and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

          b.   Each of this Agreement and the Advisory
     Agreement has been duly and validly authorized, executed and delivered on behalf of the Trust and the Managing Owner, is a valid and binding agreement of the Trust and the Managing Owner, and is enforceable in accordance with its terms. The performance of the Trust's and the Managing Owner's obligations under this Agreement and the Advisory Agreement, and the consummation of the transactions set forth in this Agreement and the Advisory Agreement, and in the Registration Statement as of its effective date and Prospectus as of the Closing Date are not contrary to the provisions of the Trust's Trust Agreement, Certificate of Trust or the Managing Owner's Certificate of Incorporation or By-Laws, respectively, any applicable statute, law or regulation of any jurisdiction and will not result in any violation, breach or default under any term or provision of any

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     undertaking, contract, agreement or order, to which the
     Trust or the Managing Owner, is a party or by which the Trust or the Managing Owner is bound.

          c. Each of the Trust and the Managing Owner has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform their obligations under this Agreement and the Advisory Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date (including, without limitation, the Managing Owner's registration as a commodity pool operator under the CE Act and membership as a commodity pool operator with the NFA) and will maintain and renew any required licenses, registrations, approvals and memberships required during the term of this Agreement and the Advisory Agreement.

          d. The Trust is not required to be registered as an investment company under the United States
     Investment Company Act of 1940, as amended (the
     "Investment Company Act").

          e. All authorizations, consents or orders of any court, or of any federal, state or other governmental or regulatory agency or body required for the valid authorization, issuance, offer and sale of the Interests have been obtained, and, no order preventing or suspending the use of the Prospectus with respect to the Interests has been issued by the SEC, the CFTC or the NFA. The Registration Statement as of its effective date and the Prospectus as of the Closing Date contain all statements which are required to be made therein, conform in all material respects with the requirements of the 1933 Act and the CE Act, and the rules and regulations of the SEC and the CFTC, respectively thereunder, and with the rules of the NFA, and do

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     not contain an untrue statement of a material
     fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading; and at all times subsequent hereto up to and including the date of termination of the Initial Offering Period and any Subsequent Offering Period, the Registration Statement as of its effective date and the Prospectus as of the Closing Date will contain all statements required to be made therein and will conform in all material respects with the requirements of the 1933 Act and the CE Act, and the rules and regulations of the SEC and the CFTC, respectively thereunder, and with the rules of the NFA and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Managing Owner, the Trust or to Prudential Securities by or on behalf of the Advisor for the express purpose of inclusion in the Registration Statement or the Prospectus, including, without limitation, references to the Advisor and its affiliates, controlling persons, shareholders, directors, officers and employees, as well as to the Advisor's Trading Approach and Past Performance History.

          f. The Registration Statement as of its effective date and the Prospectus as of the Closing Date have been delivered to the Advisor.

          g.   There is no pending, or its knowledge,
     threatened or contemplated action, suit or proceeding before any court or arbitration panel, or before or by any governmental, administrative or self-regulatory body, to which the Trust, the Managing Owner, or the principals of either is a party, or to which any of the assets of any of the foregoing persons is subject, which might reasonably be expected to result in any material adverse change in their condition (financial or otherwise), business or prospects or reasonably might be expected to affect adversely in any material respect any of their assets or which reasonably might be expected to materially impair their ability to discharge their obligations under this Agreement or the Advisory Agreement; and neither the Trust nor the Managing Owner has received any notice of an investigation by (i) the NFA regarding non-compliance with NFA rules or the CE Act, (ii) the CFTC regarding non-compliance with the CE Act, or the rules and regulations thereunder, or (iii) any exchange regarding non-compliance with the rules of such exchange which investigation reasonably might be expected to materially impair the ability of each of the Trust and the Managing Owner to discharge its obligations under this Agreement or the Advisory Agreement.

     7. Covenants of the Managing Owner and the Trust. If, at any time during the term of the Advisory Agreement, the Managing Owner or the Trust discovers any fact or omission, or any event or change of circumstance has occurred which would make the Managing Owner's or the Trust's representations and warranties in Section 6 of this Agreement inaccurate or incomplete in any material respect, the Trust or the Managing Owner, as appropriate, promptly will provide written notification to the Advisor of such event or change of circumstance and the facts related thereto. The Managing Owner and the Trust shall provide the Advisor with a copy of each amendment to the Registration Statement and amendment or supplement to the Prospectus, and no amendment to the Registration Statement or amendment or supplement to the Prospectus which contains any statement or information regarding the Advisor will be filed or used unless the Advisor has received reasonable prior notice and a copy thereof and has consented in writing to such statement or information being filed and used.

     8.   Trust's and Managing Owner's Closing Obligations.
On or prior to the Initial Closing Date, and thereafter on or prior to each Subsequent Closing Date, if the Trust and the Managing Owner have requested that the Advisor provide certificates, documents and opinions pursuant to Section 4 hereof, the Trust and the Managing Owner shall deliver or cause to be delivered to the Advisor, the certificates, documents and opinions described below addressed to the Advisor and, except as may be set forth below, dated each such Closing Date:

          a. Certificates of the Trust and the Managing Owner, addressed to the Advisor, in the form proposed prior to the Closing Date by counsel to the Trust and the Managing Owner with such changes in such form as are proposed by the Advisor or its counsel and are acceptable to the Trust, the Managing Owner and their counsel so as to make such form mutually acceptable to the Trust, the Managing Owner, the Advisor, and their respective counsel, with respect to, as applicable, (i) the continued effectiveness of the Trust Agreement and the Certificate of Trust of the Trust and the Certificate of Incorporation and By-Laws of the Managing Owner, (ii) the continued effectiveness of the registration of the Managing Owner as a commodity pool operator under the CE Act and membership as a commodity pool operator with the NFA and

     (iii) the incumbency and genuine signature of the President and Secretary of the Managing Owner.

          b. Certificates from the States of Delaware and New York with respect to each of the Trust and the Managing Owner to be dated at, on or around the Closing Date as to the formation and good standing of the Trust and the Managing Owner.

          c. Certificates of the Trust and the Managing Owner in the form proposed prior to the Closing Date by counsel to the Trust and the Managing Owner with such changes in such form as are proposed by the Advisor or its counsel and are acceptable to the Trust, the Managing Owner and their counsel so as to make such form mutually acceptable to the Trust, the Managing Owner, the Advisor, and their respective counsel, to the effect that:

               (i)  The representations and warranties in
          Section 6 above are true and correct in all material respects on the date of the certificates as though made on such date, and

               (ii) The Trust and the Managing Owner have each performed all covenants and agreements herein contained to be performed on their part at or prior to the Closing Date.

          d. An opinion letter of Rosenman & Colin LLP, dated the Closing Date, as follows:

               (i)  The Trust is a duly created and validly
          existing business trust in good standing under the Delaware Act, with requisite power and authority under the Delaware Act, its Trust Agreement and its Certificate of Trust to perform its obligations under this Agreement and the Advisory Agreement, and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

               (ii) The Managing Owner is a duly formed and validly existing corporation in good standing under the laws of the State of Delaware; and is duly qualified to conduct business as a foreign corporation in good standing in the State of New York. The Managing Owner has full corporate power and authority under its Certificate of Incorporation, By-Laws and the General Corporation Law of the State of Delaware to perform its obligations under this Agreement and the Advisory Agreement, and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

               (iii) Each of this Agreement and the Advisory
          Agreement has been duly and validly authorized or ratified, executed and delivered on behalf of each of the Trust and the Managing Owner, and, assuming due execution and delivery of each such Agreement by the Advisor, each agreement constitutes the legal, valid and binding obligations of the Trust and the Managing Owner, respectively, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting creditors rights generally, or by applicable principles of equity, whether in an action at law or in equity, and except that the enforceability of the indemnification provisions may be limited under applicable federal or state securities, commodities and other laws or by public policy; and the execution and delivery of such agreements and incurrence of the obligations thereunder and the consummation of the transactions set forth in such agreements and in the Prospectus will not violate or result in a breach of their formation documents, and, to the best of such counsel's knowledge, after due inquiry, will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order to which they are parties or by which they are bound.

               (iv) The Trust is not required to be
          registered as an investment company under the Investment Company Act in order to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date or to perform its obligations under this Agreement or the Advisory Agreement.

               (v) To the best of such counsel's knowledge, after due inquiry, all authorizations, consents or orders of any court or of any federal, state or other governmental or regulatory agency or body required for the valid authorization, issuance, offer and sale of Interests have been obtained, including such as may be required under the 1933
          Act, including the rules and regulations thereunder, the CE Act, including the rules and regulations thereunder, the rules and regulations of the NFA or the "Blue Sky" securities laws of any state or of any jurisdiction in which offers and sales were made, and, to the extent of such counsel's knowledge, no order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued by the SEC, the CFTC, the NFA or any state in which offers and sales of Interests were made nor has any proceeding for the issuance of such an order been instituted or threatened by the SEC, the CFTC, the NFA, or any such state. The foregoing may be qualified by the fact that such counsel is not admitted to practice law in all jurisdictions, and that in rendering its opinion such counsel shall rely solely upon an examination of the "Blue Sky" securities laws and related rules, regulations and administrative determinations, if any, promulgated thereunder, of the various jurisdictions as reported in customarily relied upon standard compilations, and upon such counsel's understanding of the various conclusions expressed, formally or informally, by administrative officials or other employees of the various regulatory or other governmental agencies or authorities concerned.

               (vi) To the best of such counsel's
          knowledge, after due inquiry, each of the Trust and the Managing Owner has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary in order for each of the Trust and the Managing Owner to perform its obligations under this Agreement and under the Advisory Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date (including, without limitation, the Managing Owner's registration as a commodity pool operator under the CE Act and membership as a commodity pool operator with the NFA) and such licenses, registrations and approvals have not, to the best of such counsel's knowledge, after due inquiry, been rescinded, revoked or otherwise removed.

               (vii) To such counsel's knowledge without independent investigation, except as described in the Prospectus, or in a schedule delivered by counsel to Prudential Securities and the Managing Owner prior to the date hereof, there is no pending, or threatened, suit or proceeding, known to such counsel, before or by any court, governmental or regulatory body or arbitration panel to which the Trust and the Managing Owner or any of the assets of the Trust or the Managing
          Owner or any of their principals is subject and which reasonably might be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Trust or Managing Owner or any of their principals or reasonably might be expected materially adversely to affect any of the assets of the Trust or Managing Owner or any of their principals or which reasonably might be expected to (A) impair materially the Trust's or Managing Owner's ability to discharge their obligations to the Advisor or
          (B) result in a matter which would require disclosure in the Registration Statement or Prospectus which is not so disclosed; and, to the extent of such counsel's knowledge, neither the Trust or Managing Owner, nor any of their principals has received any notice of an investigation by (i) the NFA regarding non-compliance with its rules or the CE Act, (ii) the CFTC regarding non-compliance with the CE Act or
          (iii) any exchange, regarding non-compliance with its rules, which investigation reasonably might be expected to (A) impair materially the Trust's or Managing Owner's ability to discharge its obligations to the Advisor or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus which is not so disclosed.

               (viii) The Registration Statement as of its effective date and the Prospectus as of the Closing Date are responsive in all material respects to the requirements of the 1933 Act, including the rules and regulations thereunder, the CE Act, including the rules and regulations thereunder, and the rules and regulations of the NFA, and nothing has come to the attention of such counsel that leads it to believe that either the Registration Statement (at the time it initially became effective and at the time any post-effective amendment thereto became effective) or the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or which is necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading, except that such counsel is not required to express any opinion or belief (A) as to the financial statements or other financial or statistical data, past performance tables and notes thereto or other past performance information contained in the Registration Statement or the Prospectus, or (B) as to any statements or omissions made in reliance on and in conformity with information furnished by the Advisor for the express purpose of inclusion in the Registration Statement or the Prospectus, including, without limitation, references to the Advisor and its affiliates, controlling persons, shareholders, directors, officers and employees, as well as to the Advisor's Trading Approach and Past Performance History.

     In rendering such opinions, such counsel may rely, as to matters of law of states other than that in which they are licensed to practice law, upon the opinions of other counsel, in each case satisfactory in form and substance to the Advisor and its counsel, and such counsel shall state that they believe the Advisor may rely on them.

     9. Survival of Representations, Warranties and Covenants. All representations, warranties and covenants in this Agreement, or contained in certificates required to be delivered hereunder, shall survive the delivery of any payment for the Interests under the Underwriting Agreement and the termination of the Advisory Agreement and this Agreement, with respect to any matter arising while the Advisory Agreement or this Agreement was in effect. Furthermore, all representations, warranties and covenants hereunder shall inure to the benefit of each of the parties to this Agreement and their respective successors and permitted assigns.

     10.  Indemnification.

          a. In any action in which Prudential Securities, the Trust, the Trustee or the Managing Owner, or the controlling persons, shareholders, partners, directors, officers and/or employees of any of the foregoing are parties, the Advisor agrees (A) to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants' fees) to which such persons may become subject ("Losses"), insofar as such Losses arise out of or are based exclusively upon (i) any misrepresentation or material breach of any warranty, covenant or agreement of the Advisor contained in this Agreement or
     (ii) any untrue statement of any material fact contained in the

     Registration Statement or the Prospectus or the omission to state in the Registration Statement or the Prospectus a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made), not misleading in each case under this subclause (ii) to the extent, but only to the extent, that such untrue statement or omission made in reliance upon and in material conformity with information furnished by the Advisor to the Managing Owner for inclusion in the Registration Statement or Prospectus, including, without limitation, all information relating to the Advisor and its affiliates, controlling persons, shareholders, directors, officers and employees, as well as to the Advisor's Trading Approach and Past Performance History, and including, but not limited to, any notification by the Advisor to any such person and given under this Agreement, including liabilities under the 1933 Act, the Exchange Act and the CE Act, and (B) to reimburse each of the foregoing persons for any legal or other fees or expenses reasonably incurred in connection with investigating or defending any action or claim arising out of or based upon any of the foregoing.

          b. In any action in which the Advisor, or the controlling persons, shareholders, directors, officers and/or employees of any of the foregoing (the "Advisor Indemnified Parties") are parties, the Managing Owner agrees (A) to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants' fees) to which such persons may become subject ("Losses"), insofar as such Losses arise out of or are based exclusively upon
     (i) any misrepresentation or material breach of any warranty, covenant or agreement of the Trust or the Managing

     Owner contained in this Agreement, (ii) any untrue statement of any material fact contained in the Registration Statement or the Prospectus or the omission to state in the Registration Statement or the Prospectus a material fact required to be stated therein or necessary to make the statements therein
     (with respect to the Prospectus, in light of the circumstances in which they are made), not misleading,
     (iii) any failure to comply with any legal requirements relating to the Offering of the Interests (including without limitation, any noncompliance with the requirements of the Exchange Act, and/or the 1933 Act, and/or the CE Act, including the rules and regulations thereunder, and or the rules and regulation of the NFA, in each case with respect to the Offering of Interests), or (iv) any claim relating to or involving the Advisor that is not substantiated, resolved or otherwise finally determined, in each case under subclauses (ii), (iii) or (iv) hereof, except to the extent that such untrue statement, omission or failure was made in reliance upon and in material conformity with information furnished by the Advisor to the Managing Owner for inclusion in the Registration Statement or the Prospectus including, without limitation, all information relating to the Advisor and its affiliates, controlling persons, shareholders, directors, officers and employees, as well as to the Advisor's Trading Approach and Past Performance
     History, and including but not limited to, any notification required and given under this Agreement, including liabilities under the 1933 Act, the Exchange Act and the CE Act, and (B) to reimburse each of the Advisor Indemnified Parties for any legal or other fees or expenses reasonably incurred in connection with investigating or defending any action or claim arising out of or based upon any of the foregoing. With respect to subclause (iv) above only, the Advisor and the Managing Owner agree to negotiate in good faith a reduction, if any, in the indemnification amount required to be paid to the Advisor based upon the relative responsibility of the Advisor for circumstances giving rise to the Losses for which indemnification is sought (including, but not limited to, the parties' assessment of the merits of the claim), provided that in the event the Managing Owner and the Advisor fail to agree on the amount of such reductions, they shall submit the matter to arbitration in accordance with Section 15 of this Agreement.

          c.   None of the indemnifications contained in this
     Section 10 shall be applicable with respect to default judgments or confessions of judgment, or to settlements entered into by an indemnified party claiming indemnification without the prior written consent of the indemnifying party.

          d. Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
     Section 10, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 10 except to the extent, if any, that such failure or delay prejudiced the indemnifying party in defending against the claim.
     In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it timely notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in the defense therein, and to the extent that it may wish, to assume such defense thereof, with counsel specifically approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 10. Notwithstanding any other provisions of this Section 10, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

          e. Expenses incurred by an indemnified party in defending a threatened or asserted claim or a threatened or pending action shall be paid by the indemnifying party in advance of final disposition or settlement of such matter, if and to the extent that the person on whose behalf such expenses are paid shall agree in writing to reimburse the indemnifying party in the event indemnification is not permitted under this
     Section 10 upon final disposition or settlement.

          f. The parties hereto acknowledge and agree on their own behalf that the indemnities provided in this Agreement shall be inapplicable in the event of any loss, claim, damage, charge or liability arising out of or based upon, but limited to the extent caused by, any misrepresentation or breach of any warranty, covenant or agreement of any indemnified party to any indemnifying party contained in this Agreement.

     11. Limits on Claims. The Advisor agrees that it will not take any of the following actions against the Trust:
(i) seek a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Trust in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization, rehabilitation, liquidation or similar law or (B) adjudging the Trust a bankrupt or insolvent, or seeking reorganization, rehabilitation, liquidation, arrangement, adjustment or composition of or in respect of the Trust under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or of any substantial part of any of its properties, or ordering the winding up or liquidation of any of its affairs, or (ii) seek a petition for relief, reorganization or to take advantage of any law referred to in the preceding clause or (iii) file an involuntary petition for bankruptcy (collectively "Bankruptcy or Insolvency Action"). In addition, the Advisor agrees that for any obligations due and owing to it by the Trust, the Advisor will look solely and exclusively to the assets of Series C_ or the Managing Owner, if it has liability in its capacity as Managing Owner, to satisfy its claims and will not seek to attach or otherwise assert a claim against the assets of any other Series or the other assets of the Trust, whether there is a Bankruptcy or Insolvency Action taken. The parties agree that this provision will survive the termination of this Agreement, whether terminated in a Bankruptcy or Insolvency Action or otherwise.

     12. Subordination Agreement. Each of the Advisor, the Managing Owner and the Trustee ("Potential Creditor(s)") agrees and consents (the "Consent") to look solely to each Series for which brokerage and clearing services are being performed (the "Contracting Series") and assets (the "Contracting Series Assets") of the Contracting Series and to the Managing Owner and its assets for payment. The Contracting Series Assets include only those funds and other assets that are paid, held or distributed to the Trust on account of and for the benefit of the Contracting Series, including, without limitation, funds delivered to the Trust for the purchase of interests in a Series. In furtherance of the Consent, the Potential Creditors agree that (i) any debts, liabilities, obligations, indebtedness, expenses and claims of any nature and of all kinds and descriptions (collectively, "Claims") incurred, contracted for or otherwise existing arising from, related to or in connection with the Trust and its assets and the Contracting Series and the Contracting Series Assets, shall be subject to the following limitations:

         a.   Subordination of certain claims and rights.
    (i) except as set forth below, the Claims, if any, of the Potential Creditors (the "Subordinated Claims") shall be expressly subordinate and junior in right of payment to any and all other Claims against the Trust and any Series thereof, and any of their respective assets, which may arise as a matter of law or pursuant to any contract; provided, however, that the Potential Creditors' Claims (if any) against the Contracting
    Series shall not be considered Subordinated Claims with respect to enforcement against and distribution and repayment from the Contracting Series, the Contracting Series Assets and the Managing Owner and its assets;
    and provided further that the Potential Creditors' valid Claims, if any, against the Contracting Series shall be pari passu and equal in right of repayment and distribution with all other valid Claims against the Contracting Series and (ii) the Potential Creditors, individually or collectively, will not take, demand or receive from any Series or the Trust or any of their respective assets (other than the Contracting Series, the Contracting Series Assets and the Managing Owner and its assets) any payment for the Subordinated
    Claims;

         b. the Claims of each of the Potential Creditors with respect to the Contracting Series shall only be asserted and enforceable against the Contracting
    Series, the Contracting Series Assets and the Managing
    Owner and its assets; and such Claims shall not be asserted or enforceable for any reason whatsoever against any other Series, the Trust generally or any of their respective assets;

         c. if the Claims of a Potential Creditor against the Contracting Series or the Trust are secured in whole or in part, each of the Potential Creditors hereby waives (under section 1111(b) of the Bankruptcy
    Code (11 U.S.C. S 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Trust or any Series (other than the Contracting Series), as the case may be;

         d. in furtherance of the foregoing, if and to the extent that the Potential Creditors receive monies in connection with the Subordinated Claims from a Series or the Trust (or their respective assets), other than the Contracting Series, the Contracting Series Assets and the Managing Owner and its assets, the Potential Creditors shall be deemed to hold such monies in trust and shall promptly remit such monies to the Series or the Trust that paid such amounts for distribution by the Series or the Trust in accordance with the terms hereof; and

         e. the foregoing Consent shall apply at all times notwithstanding that the Claims are satisfied, and notwithstanding that the agreements in respect of such Claims are terminated, rescinded or canceled.

    13. Notices. Any notices under this Agreement required to be given shall be effective only if given or confirmed in writing, shall be deemed given by the party providing notice when received by the party to whom notice is being given, and shall be sent certified mail, postage prepaid, or hand delivered, to the following address, or to such other address as a party may specify by written notice to each of the other parties hereto:

If to Prudential Securities:          If to the Trustee:

Prudential Securities Incorporated    Wilmington Trust Company
One New York Plaza, 13th floor        Rodney Square North
New York, New York 10292              1100 North Market Street
Attention:  Eleanor L. Thomas, Esq.   Wilmington, Delaware 19890
                                      Attention:  Corporate Trust
                                                 Administration

If to the Trust:                      If to the Managing Owner:

World Monitor Trust
Series C                              Prudential Securities Futures
c/o Prudential Securities Futures     Management Inc.
    Management Inc.                   One New York Plaza, 13th Fl.
One New York Plaza, 13th floor        New York, New York 10292
New York, New York 10292

in either case with a copy to:

Fred M. Santo, Esq.          and      Eleanor L. Thomas, Esq.
Rosenman & Colin LLP                  Prudential Securities Inc.
575 Madison Avenue                    One New York Plaza, 13th Fl.
New York, New York 10022              New York, New York 10292

If to Advisor:                        with a copy to:

Hyman Beck & Company, Inc.            Sidley & Austin
Six Campus Drive                      875 Third Avenue
Parsippany Drive, New Jersey  07054   New York, New York  10022
Attention:  Alexander Hyman           Attention:  Michael Schmidtberger, Esq.
Facsimile:  (973) 644-3366            Facsimile:  (212) 906-2021

    14. Governing Law. This Agreement shall be deemed to be made under the laws of the State of New York applicable to contracts made and to be performed in that State and shall be governed by and construed in accordance with the laws of that State, without regard to the conflict of laws principles.

    15. Arbitration, Remedies. Each party hereto agrees that any dispute relating to the subject matter of this Agreement shall be settled and determined by arbitration in the City of New York pursuant to the rules of NFA or, if NFA should refuse to accept the matter, the American Arbitration Association.

    16. Assignment. This Agreement may not be assigned by any party without the express prior written consent of each of the other parties hereto.

    17.  Amendment or Modification or Waiver.  This
Agreement may not be amended or modified except by the written consent of each of the parties hereto.

    18. Successors. Except as set forth in Section 10, this Agreement is made solely for the benefit of and shall be binding upon the Trust, the Managing Owner, Prudential
Securities and the Advisor, and the respective successors and permitted assigns of each of them, and no other person shall have any right or obligation under this Agreement.
The terms "successors", and "assigns" shall not include any purchasers, as such, of Interests.

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

    19. Survival. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

    20. No Waiver. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

    21. No Liability of Limited Owners. This Agreement has been made and executed by and on behalf of the Trust and the Managing Owner, and the obligations of the Trust and/or the Managing Owner set forth herein are not binding upon any of the Limited Owners individually, but rather, are binding only upon the assets and property of the Trust, and, to the extent provided herein, upon the assets and property of the Managing Owner.

    22. Headings. Headings to Sections herein are for the convenience of the parties only, and are not intended to be or to affect the meaning or interpretation of this Agreement.

    23. Complete Agreement. Except as otherwise provided herein, this Agreement and the Advisory Agreement constitute the entire agreement among the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding upon the parties hereto.

    24. Counterparts. This Agreement may be executed in one or more counterparts, all of which, when taken together, shall be deemed to constitute one original instrument.

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    IN WITNESS WHEREOF, this Agreement has been executed as
of the day and year first above written.

                                 PRUDENTIAL SECURITIES
WORLD MONITOR TRUST            FUTURES MANAGEMENT INC.

By:   PRUDENTIAL SECURITIES
      FUTURES MANAGEMENT INC.,   By:-----------------------
Its:  Managing Owner             Eleanor L. Thomas
                                 Vice-President


By:---------------------         WILMINGTON TRUST COMPAN
    Eleanor L. Thomas
    Vice-President

                                 By:------------------------


HYMAN BECK & COMPANY, INC.

By:-----------------------
    Alexander Hyman
      President
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


    The undersigned Advisor has reviewed the Prospectus dated ______________________, 1998 of World Monitor Trust with respect to the information contained therein relating to the Advisor and, in accordance with paragraph 2 of the Advisory Agreement among us dated as of the _____ day of ____________, 1998, and hereby consents to its distribution.

                                 HYMAN BECK & COMPANY, INC.

                                 By:------------------------
                                     Alexander Hyman
                                     President
                         39